Standard & Poor's
                                         A division of The McGraw-Hill Companies



October 27, 2000


ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169



                        Re:   Municipal Securities Trust,
                              Multi-State Series 38
                              ---------------------------



Gentlemen:

      We have examined the post-effective Amendment to the Registration Statement File No. 33-29989 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

      In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

      You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                          Sincerely,



                                          /s/ Frank A. Ciccotto
                                          Frank A. Ciccotto


FAC/trh

                                    Standard & Poor's
                                         A division of The McGraw-Hill Companies



October 27, 2000


ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169


                        Re:   Municipal Securities Trust,
                              Series 49
                              ---------------------------


Gentlemen:

      We have examined the post-effective Amendment to the Registration Statement File No. 33-36335 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

      In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

      You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                          Sincerely,




                                          /s/ Frank A. Ciccotto
                                          Frank A. Ciccotto



FAC/trh

                                    Standard & Poor's
                                         A division of The McGraw-Hill Companies



October 27, 2000


ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169





                        Re:   Municipal Securities Trust,
                              Multi-State Series 44
                              ---------------------------


Gentlemen:

      We have examined the post-effective Amendment to the Registration Statement File No. 33-50901 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

      In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

      You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                          Sincerely,



                                          /s/ Frank A. Ciccotto
                                          Frank A. Ciccotto



FAC/trh

                                    Standard & Poor's
                                         A division of The McGraw-Hill Companies



October 27,2000


ING Funds Distributors, Inc.
230 Park Avenue
New York, NY 10169


                        Re:    Municipal Securities Trust,
                               Series 53 and Multi-State Series 42
                               -----------------------------------

Gentlemen:

      We have examined the post-effective Amendment to the Registration Statement File No. 33-53854 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

      In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

      You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                          Sincerely,





                                          /s/ Frank A. Ciccotto
                                          Frank A. Ciccotto



FAC/trh